PUTNAM CAPITAL MANAGER TRUST

PROSPECTUS - MAY 1, 1995   , as revised MARCH 1, 1996

Putnam Capital Manager Trust (the "Trust") offers shares of
beneficial interest in separate investment portfolios
(collectively, the "Funds") for purchase by separate accounts of
various insurance companies.     This Prospectus only offers the
Trust's     PCM New Opportunities Fund   (the "Fund").

This Prospectus explains concisely information about the Trust and should be read in conjunction with the Prospectus for the separate account of the variable annuity or variable life insurance product that accompanies this Prospectus. Please read it carefully and keep it for future reference. Investors can find more detailed information about the Trust in the May 1, 1995 Statement of Additional Information, as amended from time to time. For a free copy of the Statement, call Putnam Investor Services at 1-800-521-0538. The Statement has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT
INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL
RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING
THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

SHARES OF THE FUNDS ARE PRESENTLY AVAILABLE AND ARE BEING
MARKETED EXCLUSIVELY AS A POOLED FUNDING VEHICLE FOR VARIABLE
ANNUITY CONTRACT AND VARIABLE LIFE INSURANCE POLICY SEPARATE
ACCOUNTS OF VARIOUS INSURANCE COMPANIES.

What you need to know

ABOUT THE TRUST

Financial highlights
The Trust
Investment objectives and policies of the    Fund

How performance is shown
How the Trust is managed
Organization and history

ABOUT YOUR INVESTMENT

Sales and redemptions
How the Trust values its shares
How distributions are made; tax information
Financial information

ABOUT PUTNAM INVESTMENTS, INC.

About the Trust

FINANCIAL HIGHLIGHTS

The    table below presents     per share financial information
for the life of    the     Fund.  This information has been
audited and reported on by the Trust's independent accountants. The Report of Independent Accountants and financial statements
   for the Fund     included in the Trust's Annual Report to
shareholders for the 1994 fiscal year are incorporated by reference into this Prospectus. The Trust's Annual Report, which contains additional unaudited performance information, will be made available without charge upon request.

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                                                                                                Less
                                        Investment        Net                              Distributions
                                        Operations   Realized and                     From           From
                                            Net       Unrealized     Total from        Net      Net Realized
Year (period)          Net Asset Value  Investment  Gain (Loss) on   Investment    Investment      Gain on
   ended             Beginning of Period  Income      Investments    Operations      Income      Investments
December 31, 1994*         $10.00        $-               $.82          $.82           $-             $-

                                                                                      Ratio of
                                              Total           Net                        Net
                               Net Asset   Investment       Assets,     Ratio of     Investment
                                Value,      Return at       End of     Expenses to    Income to
                    Total       End of      Net Asset     Period (in   Average Net   Average Net  Portfolio
                Distributions   Period     Value(%)(a)    thousands)    Assets(%)     Assets(%)  Turnover(%)

                      $-        $10.82      8.20(b)         $68,592   .47(b)(c)      .03(d)(c)    32.77(b)

*    For the period May 2, 1994 (commencement of operations) to December 31, 1994
(a)  Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b)  Not annualized.
(c)  Reflects an expense limitation in effect during the period.  As a result of expense limitations, expenses of PCM
     New Opportunities Fund for the period ended December 31, 1994 reflect a reduction of less than $0.02 per share.

THE TRUST

The Trust is designed to serve as a funding vehicle for insurance separate accounts associated with variable annuity contracts and variable life insurance policies. The Trust presently serves as the funding vehicle for variable annuity contracts and variable life insurance policies offered by separate accounts of various insurance companies. You should consult the prospectus issued by the relevant insurance company for more information about a separate account. Shares of the Trust are offered to these separate accounts through Putnam Mutual Funds Corp. ("Putnam Mutual Funds"), the principal underwriter for the Trust.

INVESTMENT OBJECTIVES AND POLICIES OF THE    FUND

The investment objectives and policies of    the     Fund may,
unless otherwise specifically stated, be changed by the Trustees of the Trust without a vote of the shareholders. As a matter of policy, the Trustees would not materially change the investment
objective or objectives of    the     Fund without shareholder
approval.  There is no assurance that    the     Fund will
achieve its objective or objectives.

Additional portfolios may be created from time to time with different investment objectives and policies for use as funding vehicles for insurance company separate accounts or for other insurance products. In addition, the Trustees may, subject to
any necessary regulatory approvals, eliminate    the     Fund or
divide    the     Fund into two or more classes of shares with
such special or relative rights and privileges as the Trustees may determine.



PCM NEW OPPORTUNITIES FUND

PCM New Opportunities Fund seeks long-term capital appreciation. The Fund seeks its investment objective by investing principally in common stocks of companies in sectors of the economy which Putnam Management believes possess above-average long-term growth potential. The Fund will generally invest in companies which
Putnam    Investment     Management   , Inc. ("Putnam
Management"),      identifies as offering the best prospects for
long-term growth within a particular sector. Current dividend income is only an incidental consideration. The Fund invests primarily in common stocks, but may also purchase convertible bonds, convertible preferred stocks, warrants, preferred stocks and debt securities if Putnam Management believes they would help achieve the Fund's objective of capital appreciation. The Fund may invest up to 20% of its assets in foreign securities. For a discussion of the risks associated with foreign investing, see
   "    Foreign investments."  The Fund may also engage in
foreign currency exchange transactions and transactions in futures and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery.
See    "Foreign currency exchange transactions    " below for a
discussion of these securities and types of transactions and the risks associated with them. The Fund may also hold a portion of its assets in cash and money market instruments. The Fund may engage in defensive strategies when Putnam Management judges that conditions in the securities markets make pursuing the Fund's basic investment strategy inconsistent with the best interests of
the Fund's shareholders.  See    "Defensive strategies    " below
for a discussion of these strategies.

The sectors of the economy which offer above-average growth potential will change over time. At present, Putnam Management has identified the following sectors of the economy as having an above-average growth potential over the next three to five years:

    Personal Communications - cellular telephone, paging, personal communication networks;

    Media/Entertainment - cable television system operators, cable television network programmers, film entertainment providers, theme park operators, casino operators;

    Medical Technology/Cost-Containment - home and outpatient care, medical device companies, biotechnology, health care information services;

    Environmental Services - solid waste disposal, hazardous waste disposal, remediation services, environmental testing;

    Applied/Advanced Technology - database software, application software, networking software, computer systems integrators, information services companies;

    Personal Financial Services - specialty insurance companies, credit card issuers, and other consumer-oriented financial services companies; and

    Value-oriented Consuming - retailers, restaurants, hotel chains and travel companies able to provide quality products or services at lower prices or offering greater perceived value than competitors.

In addition, the Fund may also invest a portion of its assets in securities of companies that, although not in any of the sectors described above, are expected to experience above-average growth.

The sectors described above represent Putnam Management's current judgment of the sectors of the economy which offer the most attractive growth opportunities. The Fund will not necessarily be invested in each of the seven market sectors at all times. Such sectors are likely to change over time and may include a variety of industries. Subject to the Fund's investment restrictions, the Fund may invest up to one-half of its assets in any one particular sector.

The Fund will invest in securities which Putnam Management believes offer above-average long-term growth opportunities. As a result of the Fund's long-term investment strategy, it is possible that the Fund's total return over certain periods may be less than that of other equity investment vehicles.

The Fund seeks to invest in companies that offer above-average growth prospects in their particular sector of the economy, without regard to the company's size. Companies in the Fund's portfolio will range from small, rapidly growing companies to larger, well-established firms. The securities of small to medium-sized companies often trade less frequently and in more limited volume, and may be subject to more abrupt or erratic price movements, than securities of larger, more established companies. Such companies may have limited product lines, markets, or financial resources, or may depend on a limited management group.

The Fund will normally emphasize investments in particular economic sectors. Although the Fund will not invest more than 25% of its assets in any one industry, the Fund's emphasis on particular sectors of the economy may make the value of the Fund's shares more susceptible to any single economic, political or regulatory development than the shares of an investment company which is more widely diversified. As a result, the value of the Fund's shares may fluctuate more than the value of shares of such an investment company.

PCM New Opportunities Fund will generally be managed in a style
similar to that of Putnam New Opportunities Fund.     The two
funds may, however, employ different investment practices and may
invest in different securities from each other,     and
consequently will not have identical portfolios or experience identical investment results.

Defensive strategies

At times, Putnam Management may judge that conditions in the
securities markets make pursuing    the     Fund's basic
investment strategy inconsistent with the best interests of the Fund's shareholders. At such times, Putnam Management may temporarily use alternative strategies, primarily designed to
reduce fluctuations in the value of    the     Fund's assets.  In
implementing these "defensive" strategies,    the     Fund may
invest without limit in cash or cash equivalents, money-market instruments, short-term bank obligations, high-rated fixed income securities or preferred stocks or invest in any other securities Putnam Management considers consistent with such defensive strategies. It is impossible to predict when, or for how long,
   the     Fund will use such alternative strategies.

Portfolio turnover

The length of time    the     Fund has held a particular security
is not generally a consideration in investment decisions.  A
change in the securities held by    the     Fund is known as
"portfolio turnover." As a result of    the     Fund's investment
policies, under certain market conditions the Fund's portfolio turnover rate may be higher than that of other mutual funds.
Portfolio turnover generally involves some expense to    the
Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such transactions may result in realization of taxable capital gains. Portfolio turnover
rates for the life of    the Fund     are shown in "Financial
highlights."

Foreign investments

   The     Fund may invest to the extent described above in
securities principally traded in foreign markets.     The
Fund may also purchase Eurodollar certificates of deposit without limitation. Since foreign securities are normally denominated
and traded in foreign currencies, the values of    the     Fund's
assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of
   the     Fund's assets held abroad) and expenses not present in
the settlement of domestic investments.

In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability and diplomatic developments which could affect the
value of    the     Fund's investments in certain foreign
countries. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit
   the     Fund's ability to invest in securities of certain
issuers located in those foreign countries. Special tax considerations apply to foreign securities.

The risks described above are typically increased to the extent
that    the     Fund invests in securities traded in lesser-
developed and developing nations, which are sometimes referred to as "emerging markets."

A more detailed explanation of foreign investments, and the risks and special tax considerations associated with them, is included in the Statement of Additional Information.

Foreign currency exchange transactions

To the extent described above,         the    Fund     may engage
in currency exchange transactions to protect against uncertainty in the level of future exchange rates. Putnam Management may engage in currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging"), and to protect the value of specific portfolio positions ("position hedging").

   The     Fund may engage in transaction hedging to protect
against a change in currency exchange rates between the date on
which    the     Fund contracts to purchase or sell the security
and the settlement date, or to "lock in" the value of a dividend or interest payment in a particular currency. For that purpose,
   the     Fund may purchase or sell a currency on a spot (or
cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency.

If conditions warrant,    the     Fund may also enter into
contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin
requirements.  For transaction hedging purposes,    the     Fund
may also purchase and sell call and put options on foreign currency futures contracts and on currencies.

   The     Fund may engage in position hedging to protect against
a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities the Fund intends to buy are denominated, when the Fund holds cash reserves and short-term investments). For position hedging
purposes,    the     Fund may purchase or sell foreign currency
futures contracts,
foreign currency forward contracts, and options on foreign currency futures contracts and on foreign currencies. In
connection with position hedging,    the     Fund may also
purchase or sell foreign currency on a spot basis.

   The     Fund's currency hedging transactions may call for the
delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities
for    the     Fund.  Cross hedging transactions by    the
Fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

For a discussion of the risks associated with options and futures
strategies in connection with    the     Fund's foreign currency
exchange transactions, see "Risks related to options and futures strategies."

Options and futures

Futures and options on futures.     The     Fund         may
invest in futures and options, as described above,    and
may, to the extent consistent with their investment objectives and policies, buy and sell index futures contracts ("index futures") for hedging purposes. An "index future" is a contract to buy or sell units of a particular bond or stock index at an agreed price on a specified future date. Depending on the change
in value of the index between the time when    the     Fund
enters into and terminates an index futures transaction, the Fund
realizes a gain or loss.     The     Fund may also, to the extent
consistent with its investment objectives and policies, buy and sell call and put options on index futures or on stock or bond indices in addition to or as an alternative to buying or selling index futures or, to the extent permitted by applicable law, to
earn additional income.  In addition, if    the     Fund's
investment policies permit it to invest in foreign securities,
   the     Fund may invest in futures and options on foreign
securities, to the extent permitted by applicable law, as a substitute for direct investment in foreign securities.

To the extent described above,    the     Fund may also buy and
sell futures contracts and related options with respect to U.S. Government Securities and options directly on U.S. Government Securities. Putnam Management believes that, under certain market conditions, price movements in U.S. Government Securities futures and related options may correlate closely with securities in
which the    Fund     may invest and may, as a result, provide
hedging opportunities for the    Fund    .  U.S. Government
Securities futures and related options would be used in a way
similar to    the     Fund's use of index futures and options.
   The     Fund will only buy or sell U.S. Government Securities
futures and related options when, in the opinion of Putnam Management, price movements in such futures and options are expected to correlate closely with price movements in the securities which are the subject of the hedge.

Options.  As described above,         the    Fund     may, to the
extent consistent with    its     investment objectives and
policies, seek to increase current return by writing covered call
and put options on securities    the Fund owns     or in which
   it     may invest.     The     Fund receives a premium from
writing a call or put option, which increases the Fund's return if the option expires unexercised or is closed out at a net
profit.  When    the     Fund writes a call option, it gives up
the opportunity to profit from any increase in the price of a security above the exercise price of the option; when it writes a put option, the Fund takes the risk that it will be required to purchase a security from the option holder at a price above the
current market price of the security.     The     Fund may
terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.
   The     Fund may also, to the extent consistent with its
investment objectives and policies, buy and sell put and call options for hedging purposes and from time to time buy and sell combinations of put and call options on the same underlying security to earn additional income. The aggregate value of the securities underlying the options may not exceed 25% of the
        Fund's assets.

Risks related to options and futures strategies

The use of futures and options involves certain special risks. Futures and options transactions involve costs and may result in losses. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of futures and options and movements in the prices of the underlying bond or stock index, securities or currencies or of the securities or currencies that are the subject of a hedge. The successful use of the strategies described above further depends on Putnam Management's ability to forecast market movements correctly.
Other risks arise from    the     Fund's potential inability to
close out its futures or options positions, and there can be no assurance that a liquid secondary market will exist for any future or option at any particular time. Certain provisions of the Internal Revenue Code and certain regulatory requirements may
limit    the     Fund's ability to engage in futures and options
transactions.

A more detailed explanation of futures and options transactions, including the risks associated with them, is included in the Statement of Additional Information.



Securities loans, repurchase agreements and forward commitments

   The     Fund may lend portfolio securities amounting to not
more than 25% of its assets to broker-dealers and may enter into repurchase agreements on up to 25% of its assets. These
transactions must be fully collateralized at all times.     The
Fund     may also purchase securities for future delivery, which
may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk to
   the     Fund if the other party should default on its
obligation and the Fund is delayed or prevented from recovering the collateral or completing the transaction.

HOW PERFORMANCE IS SHOWN

   The     Fund's investment performance may from time to time be
included in advertisements        .         "Total return" for
the one-, five-and ten-year periods (or for the life of
   the     Fund, if shorter) through the most recent calendar
quarter represents the average annual compounded rate of return
on an investment of $1,000 in    the     Fund.  Total return may
also be presented for other periods.

All data is based on    the     Fund's past investment results
and does not predict future performance. Investment performance, which will vary, is based on many factors, including market
conditions, the composition of    the     Fund's portfolio, and
   the     Fund's operating expenses.  Investment performance
also often reflects the risks associated with    the     Fund's
investment objective or objectives and policies.  These factors
should be considered when comparing    the     Fund's investment
results to those of other mutual funds and other investment vehicles. Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect.

Performance information presented for the Fund should not be compared directly with performance information of other insurance products without taking into account insurance-related charges and expenses payable with respect to these insurance products. Insurance related charges and expenses are not reflected in the Fund's performance information and would reduce an investor's return under the insurance product.

For performance information through the    Fund's     most recent
fiscal year, see "Investment Performance of the Trust" in the Statement of Additional Information.

HOW THE TRUST IS MANAGED

The Trustees of the Trust are responsible for generally overseeing the conduct of the Trust's business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the Trust and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the Trust's other affairs and business.



Daniel L. Miller, Managing Director of Putnam Management and Vice President of the Trust, has had primary responsibility for the day-to-day management of PCM New Opportunities Fund's portfolio since 1994. Mr. Miller has been employed by Putnam Management since 1983.



The Trust, on behalf of the    Fund    , pays all expenses not
assumed by Putnam Management, including Trustees' fees and auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust also reimburses Putnam Management for the compensation and related expenses of certain officers of the Trust and their staff who provide administrative services to the Trust. The total reimbursement is determined annually by the Trustees.

General expenses of the Trust will be allocated among and charged to the assets of each Fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund. Expenses directly charged or attributable to a Fund will be paid from the assets of that Fund.


Total expenses, including management fees, for the fiscal year
ended December 31, 1994, based on    the     Fund's average net
assets, were:
  Total                             Management
Expenses                               Fees

PCM New Opportunities Fund*             0.47%           0.45%
 (commenced operations on May 1, 1994)

       *The total expenses and management fees shown above for PCM New Opportunities Fund reflect an expense limitation in effect for the period and are not annualized. In the absence of the expense limitation in effect for the period, annualized total expenses and management fees would have been 1.00% and 0.70%, respectively.



Putnam Management places all orders for purchases and sales of
the securities of    the     Fund.  In selecting broker-dealers,
Putnam Management may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the most favorable price and execution available, Putnam Management may consider, if permitted by law, sales of shares of the other Putnam funds as a factor in the selection of broker-dealers.

ORGANIZATION AND HISTORY

Putnam Capital Manager Trust is a Massachusetts business trust organized on September 24, 1987. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

The Trust is an open-end, management investment company with an unlimited number of authorized shares of beneficial interest. Shares of the Trust may, without shareholder approval, be divided into two or more series of shares representing separate investment portfolios, and are currently divided into eleven series of shares, each representing a separate investment portfolio which is being offered through separate accounts of
various insurance companies.     The Fund     is managed as a
diversified investment company       .  Shares vote by individual
portfolio on all matters except (i) when required by the Investment Company Act of 1940, shares of all portfolios shall be voted in the aggregate, and (ii) when the Trustees have determined that the matter affects only the interests of one or more portfolios, only the shareholders of such portfolio or portfolios shall be entitled to vote.

Each share has one vote, with fractional shares voting proportionately. Shares of each of the portfolios are freely transferable, are entitled to dividends as declared by the Trustees, and, if the portfolio were liquidated, would receive the net assets of the portfolio. The Trust may suspend the sale of shares of any portfolio at any time and may refuse any order to purchase shares. Although the Trust is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

Shares of the    Fund     may only be purchased by an insurance
company's separate account. For matters requiring shareholder approval, you may be able to instruct the insurance company's separate account how to vote the Fund shares attributable to your contract or policy. See the Voting Rights section of your insurance product prospectus.

The    Fund's     Trustees:  George Putnam,* Chairman.  President
of the Putnam funds. Chairman and Director of Putnam Management and Putnam Mutual Funds. Director, Marsh & McLennan Companies, Inc.; William F. Pounds, Vice Chairman. Professor of Management, Alfred P. Sloan School of Management, M.I.T.; Jameson Adkins Baxter, President, Baxter Associates, Inc.; Hans H. Estin, Vice Chairman, North American Management Corp.; John A. Hill, Principal and Managing Director, First Reserve Corporation; Elizabeth T. Kennan, President, Mount Holyoke College; Lawrence
J. Lasser,* Vice President of the Putnam funds. President, Chief Executive Officer and Director of Putnam Investments, Inc. and Putnam Management. Director, Marsh & McLennan Companies, Inc.; Robert E. Patterson, Executive Vice President, Cabot Partners Limited Partnership; Donald S. Perkins,* Chairman of the Board and Director of Kmart Corporation and Director of various corporations, including AT&T and Time Warner Inc.; George Putnam, III,* President, New Generation Research, Inc.; Eli Shapiro, Alfred P. Sloan Professor of Management, Emeritus, Alfred P. Sloan School of Management, M.I.T.; A.J.C. Smith,* Chairman, Chief Executive Officer and Director, Marsh & McLennan Companies, Inc.; and W. Nicholas Thorndike, Director of various corporations and charitable organizations, including Data General Corporation, Bradley Real Estate, Inc. and Providence Journal Co. Also, Trustee of Massachusetts General Hospital and Eastern Utilities
Associates.  The    Fund's     Trustees are also Trustees of the
other Putnam funds. Those marked with an asterisk (*) are or may be deemed to be "interested persons" of the Trust, Putnam Management or Putnam Mutual Funds.

About Your Investment

SALES AND REDEMPTIONS

The Trust has an underwriting agreement relating to the
   Fund     with Putnam Mutual Funds, One Post Office Square,
Boston, Massachusetts 02109.  Putnam Mutual Funds presently
offers shares of    the     Fund         continuously to separate
accounts of various insurers. The underwriting agreement presently provides that Putnam Mutual Funds accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Mutual Funds may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next
determined after receipt of an order       .  Orders for
purchases or sales of shares of    the     Fund must be received
by Putnam Mutual Funds before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems Fund shares.

   As noted above, only PCM New Opportunities Fund is offered by
this Prospectus.  A Fund     may not be available in your state
due to various insurance regulations. Inclusion of a Fund in this Prospectus that is not available in your state is not to be considered a solicitation. This Prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this Prospectus.

   The     Fund currently does not foresee any disadvantages to
policyowners arising out of the fact that    the     Fund offers
its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might
be required to withdraw their investments in    the Fund     and
shares of another    portfolio of the Trust     may be
substituted.  This might force    the     Fund to sell portfolio
securities at disadvantageous prices.  In addition, the Trustees
may refuse to sell shares of    the     Fund to any separate
account or may suspend or terminate the offering of shares of
   the     Fund if such action is required by law or regulatory
authority or is in the best interests of the shareholders of the Fund.

Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

EXCHANGE PRIVILEGE

A shareholder may exchange shares of    the     Fund in the Trust
for shares of any other Fund in the Trust on the basis of their respective net asset values. Exchanges may not be made into portfolios of the Trust not offered by your variable annuity contract or variable life policy.

HOW THE TRUST VALUES ITS SHARES

The Trust calculates the net asset value of a share of    the
Fund by dividing the total value of the assets of the Fund, less liabilities, by the number of shares of the Fund outstanding. Shares are valued as of the close of regular trading on the New
York Stock Exchange each day the Exchange is open.          Fund
securities for which market quotations are readily available are stated at market value. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees.

HOW DISTRIBUTIONS ARE MADE; TAX INFORMATION

   The Fund     will distribute any net investment income and net
realized capital gains at least annually.  Both types of
distributions will be made in shares of    the Fund     unless an
election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the
net asset value determined on the ex-dividend date       .

   The     Fund intends to qualify each year as a "regulated
investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

Internal Revenue Service regulations applicable to portfolios that serve as the funding vehicles for variable annuity and variable life insurance separate accounts generally require that those portfolios invest no more than 55% of the value of their assets in one investment, 70% in two investments, 80% in three
investments and 90% in four investments.     The Fund     intends
to comply with these requirements.

FINANCIAL INFORMATION

It is expected that owners of the variable annuity contracts and variable life insurance policies who have contract or policy
values allocated to the    Fund     will receive an unaudited
semi-annual financial statement and an audited annual financial
statement for    the Fund    .  These reports show the
investments owned by    the     Fund and provide other relevant
information about the Fund.

About Putnam Investments, Inc.

Putnam Management has been managing mutual funds since 1937. Putnam Mutual Funds is the principal underwriter of the Trust and of other Putnam funds. Putnam Fiduciary Trust Company is the Trust's custodian. Putnam Investor Services, a division of Putnam Fiduciary Trust Company, is the Trust's investor servicing and transfer agent.

Putnam Management, Putnam Mutual Funds and Putnam Fiduciary Trust Company are subsidiaries of Putnam Investments, Inc., which is wholly owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

        Putnam Capital Manager Trust
One Post Office Square
Boston, MA 02109

Investment Manager

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

Investor Servicing Agent

Putnam Investor Services
Mailing address:
P.O. Box 41203
Providence, RI 02940-1203

Custodian

Putnam Fiduciary         Trust Company
One Post Office Square
Boston, MA 02109

Legal Counsel

Ropes & Gray
One International Place
Boston, MA 02110

Independent Accountants

Price Waterhouse LLP
160 Federal Street
Boston, MA 02110